SCHEDULE 14C INFORMATION
             INFORMATION STATEMENT PURSUANT TO SECTION 14 (c) OF THE
                SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO. )

Filed by the Registrant                      [ ]
Filed by a Party other than the Registrant   [ ]

Check the appropriate box:
[X] Preliminary Information Statement        [ ] Confidential, for Use of Commission Only
                                                 [as permitted by Rule 14a-6(e) (2)]
[ ] Definitive Information Statement

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                              WRL SERIES FUND, INC.
                (Name of Registrant as Specified in Its Charter)
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Payment of Filing Fee (Check the appropriate box):

[ ]  $125 per Exchange Act Rules 0-11(c) (1) (ii), 14 c-(1) (ii), 14c-5(g).

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

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2) Aggregate number of securities to which transaction applies:

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3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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4) Proposed maximum aggregate value of transaction:

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5) Total fee paid:

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[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

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2) Form, Schedule or Registration Statement No.:

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3) Filing Party:

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4) Date Filed:

                  INFORMATION STATEMENT DATED DECEMBER 18, 2000

                              WRL SERIES FUND, INC.
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                           (TOLL FREE) 1-800-851-9777

                          WE ARE NOT ASKING FOR A PROXY
                  AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

This is an information statement for the WRL Pilgrim Baxter Mid Cap Growth portfolio (the "Portfolio") of WRL Series Fund, Inc. (the "Fund"), a series mutual fund consisting of several separate investment portfolios. This information statement is being furnished in connection with the Order received by the Fund from the Securities and Exchange Commission ("SEC") on August 5, 1998 granting an exemption from Section 15(a) of the Investment Company Act of 1940 ("1940 Act").

The primary purpose of this information statement is to notify policyholders of the Portfolio of a re-approval and continuation of the Sub-Advisory Agreement between WRL Investment Management, Inc. ("WRL Management") and Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") with respect to the Portfolio, which took effect on September 26, 2000.

                                  INTRODUCTION

Currently, WRL Management acts as investment adviser to the Portfolio pursuant to an investment advisory agreement dated January 1, 1997, as amended, on behalf of WRL Pilgrim Baxter Mid Cap Growth (the "Advisory Agreement"). Under the Advisory Agreement, WRL Management is responsible for providing investment management and supervision services to the Portfolio. With respect to the Portfolio, WRL Management has in turn entered into a Sub-Advisory Agreement with Pilgrim Baxter & Associates, Ltd. ("Pilgrim Baxter") dated May 1, 1999, on behalf of WRL Pilgrim Baxter Mid Cap Growth (the "Sub-Advisory Agreement").

THE ACQUISITION. On June 16, 2000, United Asset Management Corporation ("UAM"), the parent corporation of Pilgrim Baxter, entered into an Agreement and Plan of Merger for Old Mutual plc to acquire UAM through a tender offer and merger (the "Acquisition"). The closing of the Acquisition took place on September 26, 2000.

The Acquisition is deemed to result in a "change of control" of Pilgrim Baxter and, therefore, an "assignment," as defined in the Investment Company Act of 1940 (the "1940 Act"), of the Sub-Advisory Agreement. As required by the 1940 Act, the Sub-Advisory Agreement provides for its automatic termination in the event of its assignment. Therefore, in connection with the Acquisition, the WRL Board of Directors, at the quarterly Board meeting that was held September 11, 2000, and in accordance with the Order described herein, re-approved the Sub-Advisory Agreement and the continuation of sub-advisory services thereunder to the Portfolio. THE SUB-ADVISORY AGREEMENT REMAINS UNCHANGED. IN ADDITION, THE PORTFOLIO'S ADVISORY FEE RATE REMAINS UNCHANGED.

Section 15(a) of the 1940 Act generally provides that no person may serve as an investment adviser to a registered investment company, except pursuant to a written contract that, among other requirements, has been approved by the vote of a majority of the investment company's outstanding voting securities. Any material change to an existing advisory contract creates a new advisory agreement that must be approved in accordance with Section 15(a) of the 1940 Act.

The termination of the Sub-Advisory Agreement is deemed to result in a material change to the Sub-Advisory Agreement. In connection with the Acquisition, therefore, the Board re-approved the Sub-Advisory Agreement and the continuation of sub-advisory services thereunder, effective the date on which the Sub-Advisory Agreement terminated as a result of its "assignment."

On August 5, 1998, the SEC granted an Exemptive Order (Release IC-23379) to the Fund. This Order allows the Fund and WRL Management, without the solicitation of policyholders, to continue relations with a non-affiliated, existing sub-adviser whose sub-advisory agreement has been "assigned" as a result of a "change of control," provided that such policyholders are provided with an Information Statement detailing the change within 90 days of such change.

This Information Statement is being provided to you by the Fund on behalf of the Portfolio.

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                             THE ADVISORY AGREEMENT
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The Fund, on behalf of the Portfolio, has entered into the Advisory Agreement with WRL Management. Pursuant to the Advisory Agreement, WRL Management serves as the investment adviser to the Portfolio. In accordance with the terms of the Advisory Agreement, WRL Management entered into the Sub-Advisory Agreement with Pilgrim Baxter to provide day-to-day investment management services with regard to the assets of the Portfolio.

The Acquisition did not cause the Advisory Agreement to change.

WRL INVESTMENT MANAGEMENT, INC.

WRL Management, a Delaware corporation, located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is a wholly-owned direct subsidiary of AUSA Holding Company ("AUSA"). AUSA is a holding company which is wholly-owned by AEGON USA, Inc. ("AEGON USA"), a financial services holding company. The primary emphasis of the subsidiary companies of AUSA is generally the sale and servicing of life and health insurance, and annuity and investment products. AEGON USA is a wholly-owned, indirect subsidiary of AEGON N.V., a Netherlands corporation and a publicly traded international insurance group.

WRL Management does not currently act as an investment adviser with respect to any registered investment company other than the Fund. The investment advisory fee for the Portfolio is 0.90% of the first $100 million of average daily net assets and 0.80% of assets over $100 million. For the fiscal year ended December 31, 1999, WRL Management received advisory fees in the amount of approximately $12,000 for services rendered to the Portfolio.

WRL Management's directors and principal officer, together with their principal occupations, are listed below. The address of each is 570 Carillon Parkway, St. Petersburg, Florida 33716.

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
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NAME AND POSITION WITH WRL MANAGEMENT           PRINCIPAL OCCUPATION
-------------------------------------------------------------------------------------------------------------
John R. Kenney                                  Director, Chairman and Co-CEO of of Great Companies,
Director, Chairman and President                L.L.C.; Director and Chairman of IDEX Mutual Funds;
                                                Chairman of the Board of WRL Series Fund, Inc.; Director
                                                of ISI Insurance Agency, Inc.; Chairman and Chief Executive
                                                Officer of Western Reserve Life Assurance Co. of Ohio; Senior
                                                Vice President of AEGON USA, Inc.
-------------------------------------------------------------------------------------------------------------
Jerome C. Vahl                                  Director and President, Western Reserve Life Assurance
Director                                        Co. of Ohio; Director of Idex Investor Services, Inc., WRL
                                                Investment Management, Inc., Great Companies, L.L.C. and WRL
                                                Investment Services, Inc.; Vice President, AEGON USA, Cedar
                                                Rapids, Iowa.
-------------------------------------------------------------------------------------------------------------
Alan M. Yaeger                                  Executive Vice President, WRL Series Fund, Inc.; Chief Financial
Director                                        Officer and Actuary, WRL Life Assurance Co. of Ohio.
-------------------------------------------------------------------------------------------------------------

All officers as set forth above serve as officers or trustees of the Fund. No officer or trustee of the Portfolio (who is not a director of WRL Investment Management) owns securities or has any other material direct or indirect interest in WRL Management or is a person controlling, controlled by or under common control with WRL Management.

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PILGRIM BAXTER & ASSOCIATES, LTD.

Pilgrim Baxter, a Delaware corporation, located at 825 Duportail Road, Wayne, Pennsylvania, serves as sub-adviser for the Portfolio. Pilgrim Baxter is a wholly-owned subsidiary of Old Mutual plc ("Old Mutual"). Old Mutual is a United Kingdom-based financial services group with a substantial life insurance business in South Africa and an integrated, international portfolio of activities in asset management, banking and general insurance.

Pilgrim Baxter and its affiliates provide investment management and related services to other mutual fund portfolios and individual, corporate, charitable and retirement accounts. For each registered investment company portfolio advised or sub-advised by Pilgrim Baxter with an investment objective similar to that of the WRL Pilgrim Baxter Mid Cap Growth portfolio, the following table identifies and sets forth the size of each portfolio as of August 31, 2000, along with the management fee expressed as a percentage of average net assets for that portfolio. Pilgrim Baxter receives the fees in exchange for providing investment services, which are comprised of investment advisory services or administrative services, or both.

---------------------------------------- -------------------------------------- --------------------------------------
      NAME OF ITS PORTFOLIO/FUND           NET ASSETS AS OF AUGUST 31, 2000          ANNUAL MANAGEMENT FEE RATE
   WITH SIMILAR INVESTMENT OBJECTIVE
---------------------------------------- -------------------------------------- --------------------------------------
IDEX Pilgrim Baxter Mid Cap Growth                     $272.4 M                 0.90% of the first $100 M of the
                                                                                fund's average daily net assets;
                                                                                0.80% of assets over $100 M
---------------------------------------- -------------------------------------- --------------------------------------
PBHG Growth II                                          $566.4                  0.85% of the fund's average daily
                                                                                net assets
---------------------------------------- -------------------------------------- --------------------------------------

DIRECTORS AND OFFICERS OF PILGRIM BAXTER. The following table sets forth certain information concerning the principal executive officer and directors of Pilgrim Baxter. The address of each of the following persons is 825 Duportail Road, Wayne, Pennsylvania 19087-5593.

   NAME                     PRINCIPAL OCCUPATION/POSITION WITH PILGRIM BAXTER
   ----                     -------------------------------------------------
Harold J. Baxter             Director, Chairman and Chief Executive Officer
Gary L. Pilgrim                    Chief Investment Officer & Director

SUB-ADVISORY AGREEMENT

Pilgrim Baxter has served as sub-adviser of the Portfolio from May 1, 1999, the inception date of the Portfolio. Pursuant to the Sub-Advisory Agreement, WRL Management contracted with Pilgrim Baxter to provide sub-advisory services for the Portfolio.

Under the terms of the Sub-Advisory Agreement and subject to the review and supervision of WRL Management and the Board, Pilgrim Baxter is responsible for the actual management of the Portfolio and for making decisions to buy, sell or hold any particular security. Pilgrim Baxter bears all of the expenses in connection with the performance of its services, such as compensating and furnishing office space for its officers and employees connected with investment and economic research, trading and investment management of the Portfolio.

The Sub-Advisory Agreement also stipulates that Pilgrim Baxter may place orders with broker-dealers for the purchase or sale of portfolio securities. In addition, Pilgrim Baxter is required to obtain quality execution at favorable prices for securities transactions. Pilgrim Baxter can, in its discretion, agree to pay a broker-dealer that furnishes brokerage or research services a higher commission than that which might have been charged by another broker-dealer for effecting the same transactions if Pilgrim Baxter determines in good faith that such commission is reasonable in relation to the brokerage or research provided.

For its services, Pilgrim Baxter receives monthly compensation from WRL Management in the amount of 0.50% of the first $100 million of the Portfolio's average daily net assets; 0.40% of assets in excess of $100 million of the investment management fees received by WRL Management with respect to the Portfolio. During the most recent fiscal year, Pilgrim Baxter received sub-advisory fees in the amount of $______for its services under the Sub-Advisory Agreement.

The sub-advisory fee rate remains the same.

In accordance with the terms of the Order, the Sub-Advisory Agreement and the continuation of sub-advisory services thereunder was approved by the Board on September 11, 2000. This approval was effective upon the date of the "change of control" of Pilgrim Baxter.

Under the terms of the Sub-Advisory Agreement, it continues in effect from year to year so long as such continuance is specifically approved annually by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Board or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in the 1940 Act.) The Sub-Advisory Agreement can be terminated with respect to the Portfolio at any time, without penalty, by Pilgrim Baxter, the Board or by policyholders of the Portfolio acting by vote of at least a majority of its outstanding voting securities on 60 days' written notice to Pilgrim Baxter, or by Pilgrim Baxter on 60 days written notice to WRL Management and the Fund. In addition, the Sub-Advisory Agreement terminates automatically upon its assignment.

Prior to the Order, the Sub-Advisory Agreement could be amended with respect to the Portfolio, with the approval of the affirmative vote of a majority of the outstanding voting securities of the Portfolio and the approval by the vote of a majority of the Disinterested Directors of the Fund, cast in person at a meeting called for the purpose of voting on the approval of such amendment. Per the Order, the Fund and WRL Management, on behalf of the

Portfolio, may change a non-affiliated sub-adviser (or continue relations with an existing non-affiliated sub-adviser that has undergone a "change of control") without the solicitation of policyholders of the applicable portfolio provided that such policyholders are provided with an Information Statement.

EVALUATION BY THE BOARD

Prior to and at the meeting of the Board on September 11, 2000, the Directors of the Fund, including the Disinterested Directors, reviewed information regarding the Acquisition, the Sub-Advisory Agreement, and the continuation of sub-advisory services under the Sub-Advisory Agreement. At the meeting, the Board discussed the Acquisition, and its possible effects on the Portfolio.

In evaluating the Sub-Advisory Agreement, the Board took into account that there were no changes to the terms relating to the services provided thereunder by Pilgrim Baxter and the expenses payable by the Portfolio. The Board gave greatest weight to ensuring continuity of management of the Portfolio. In light of the capabilities, resources, and personnel of Pilgrim Baxter, the Board concluded that such continuity was in the best interests of policyholders. After consideration of all factors and information that the Board deemed relevant, the Board, including Disinterested Directors, unanimously re-approved the Sub-Advisory Agreement and the continuation of sub-advisory services thereunder.

POLICYHOLDER PROPOSALS

As a general matter, the Fund does not hold annual meetings of policyholders. Policyholders wishing to submit proposals for inclusion in a proxy statement for a policyholders' meeting should send their written proposals to the Secretary of WRL Series Fund, Inc., 570 Carillon Parkway, St. Petersburg, Florida 33716.

ANNUAL REPORTS

The Fund will furnish, without charge, a copy of its most recent annual and semi-annual report to policyholders upon request. Any such request should be directed to the Fund by calling (888) 233-4339 or by writing to the Fund at P.O. Box 9015, Clearwater, FL 33758-9015.

ADDITIONAL INFORMATION

The Portfolio's investment adviser, WRL Investment Management, Inc., and its transfer agent, WRL Investment Services, Inc., are located at 570 Carillon Parkway, St. Petersburg, Florida 33716. Its principal underwriter, AFSG Securities, Inc. is located at 4333 Edgewood Road NE, Cedar Rapids, IA 52499.

                                         By Order of the Board of Directors,



                                         John K. Carter, Esq., Secretary
                                         WRL Series Fund, Inc.
                                         St. Petersburg, Florida
Exhibit A - Sub-Advisory Agreement

                                 WRL SERIES FUND
                             SUB-ADVISORY AGREEMENT
                                     BETWEEN
                         WRL INVESTMENT MANAGEMENT, INC.
                                       AND
                       PILGRIM BAXTER AND ASSOCIATES, LTD.

         This Agreement is entered into as of May 1, 1999 between WRL MANAGEMENT, INC., a Florida corporation (referred to herein as "WRL Management"), and Pilgrim Baxter and Associates, Ltd. a Delaware corporation (referred to herein as "Pilgrim Baxter").

         WHEREAS, WRL Management entered into a Management and Investment Advisory Agreement (referred to herein as the "Advisory Agreement"), dated as of January 1, 1997 with WRL Series Fund, Inc, a Maryland corporation (referred to herein as the "Fund"), an open-end management investment company registered under The Investment Company Act of 1940 (the "1940 Act"), on behalf of WRL Pilgrim Baxter Mid Cap Growth (the "Portfolio"), under which WRL Management has agreed, among other things, to act as investment adviser to the Portfolio.

         WHEREAS, the Advisory Agreement provides that WRL Management may engage a Sub-Adviser to furnish investment information and advice to assist WRL Management in carrying out its responsibilities under the Advisory Agreement as investment adviser to the Fund.

         WHEREAS, it is the purpose of this Agreement to express the mutual agreements of the parties hereto with respect to the services to be provided by Pilgrim Baxter to WRL Management and the terms and conditions under which such services will be rendered.

         NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

         1. SERVICES OF PILGRIM BAXTER. Pilgrim Baxter shall act as investment adviser to WRL Management with respect to the Portfolio. In this capacity, Pilgrim Baxter shall have the following responsibilities:

         (a) to provide a continuous investment program for the Portfolio including management of the acquisition, holding or disposition of any or all of the securities or other assets which the Portfolio may own or contemplate acquiring from time to time;

         (b) Pilgrim Baxter will place orders for the purchase and sale of securities primarily with or through such persons, brokers or dealers whom it believes will provide the most favorable price and efficient execution. Within the framework of this policy, in accordance with the Advisory Agreement, and in accordance with
              Section 28(e) of the Securities & Exchange Act of 1934, Pilgrim Baxter may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which Pilgrim Baxter's other clients may be a party. It is understood that it is desirable for the Portfolio that Pilgrim Baxter have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Portfolio that may result when allocating brokerage to other brokers solely on the basis of seeking the most favorable price. Therefore, Pilgrim Baxter is authorized to place orders for the purchase and sale of securities for the Portfolio with such brokers, subject to review by WRL Management and the Fund's Board of Directors, from time to time, with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers also may be useful to Pilgrim Baxter in connection with Pilgrim Baxter's services to other clients.

              On occasions when Pilgrim Baxter deems the purchase or sale of a security to be in the best interest of the Portfolio as well as other clients of Pilgrim Baxter, to the extent permitted by applicable laws and regulations, Pilgrim Baxter may, but shall be under no obligation to, aggregate the securities to be so purchased or sold in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by Pilgrim Baxter in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Portfolio and to such other clients.

         (c) to cause its officers to attend meetings of WRL Management or the Fund and furnish oral or written reports, as WRL Management may reasonably require, in order to keep WRL Management and its officers and the Directors of the Fund and appropriate officers of the Fund fully informed as to the condition of the investment portfolio of the Portfolio, the investment recommendations of Pilgrim Baxter, and the investment considerations which have given rise to those recommendations;

         (d) to furnish such statistical and analytical information and reports as may reasonably be required by WRL Management from time to time; and

         (e)  to supervise the purchase and sale of securities.

         2. OBLIGATIONS OF WRL MANAGEMENT. WRL Management shall have the following obligations under this Agreement:

         (a) to keep Pilgrim Baxter continuously and fully informed as to the composition of the Portfolio's investment portfolio and the nature of the Portfolio's assets and liabilities from time to time;

         (b) to furnish Pilgrim Baxter with a certified copy of the Fund's By-laws and with a certified copy of any financial statement or report prepared for the Portfolio by certified or independent public accountants, and with copies of any financial statements or reports made by the Fund to its shareholders or to any governmental body or securities exchange;

         (c) to promptly furnish Pilgrim Baxter with copies of the Fund's current prospectus and statement of additional information, together with any investment restrictions or limitations imposed upon the management of the assets of the Portfolio by the Fund's Board of Directors or officers, or those imposed by WRL Management, and copies of any or all Exemptive Orders or no-action letters received by the Fund from the Securities and Exchange Commission which may apply to the Portfolio.

         (d) to furnish Pilgrim Baxter with any further materials or information which Pilgrim Baxter may reasonably request to enable it to perform its functions under this Agreement;

         (e) to compensate Pilgrim Baxter for its services provided and the expenses assumed under this Agreement, by (i) the payment of a monthly fee as set forth on schedule A attached to this Agreement, as it may be amended from time to time in accordance with Section 10 below. (The fees payable to Pilgrim Baxter with respect to the WRL Pilgrim Baxter Mid Cap Growth portfolio will be based upon the average daily net assets, on a combined basis, of both the IDEX Pilgrim Baxter Mid Cap Growth fund and the WRL Pilgrim Baxter Mid Cap Growth portfolio.) In the event that this Agreement shall be effective for only part of a period to which any such fee received by WRL Management is attributable, then an appropriate pro-ration of the fee that would have been payable hereunder if this Agreement had remained in effect until the end of such period shall be made, based on the number of calendar days in such period and the number of calendar days during the period in which this Agreement was in effect. The fees payable to Pilgrim Baxter hereunder shall be payable upon receipt by WRL Management from the Portfolio of fees payable to WRL Management under Section 6 of the Advisory Agreement; and

         3. TREATMENT OF INVESTMENT ADVICE. WRL Management may direct Pilgrim Baxter to furnish its investment information, advice and recommendations directly to officers of the Fund.

         4. PURCHASES BY AFFILIATES. Neither Pilgrim Baxter nor any of its officers or Directors shall take a long or short position in the securities issued by the Portfolio. This prohibition, however, shall not prevent the purchase from the Portfolio of shares issued by the Portfolio on behalf of the Portfolio by the officers and Directors of Pilgrim Baxter (or deferred benefit plans established for their benefit) at the current price available to the public, or at such price with reductions in sales charge as may be permitted in the Fund's current prospectus in accordance with Section 22(d) of the Investment Company Act of 1940, as amended (the "1940 Act").

         5. LIABILITY OF PILGRIM BAXTER. Pilgrim Baxter may rely on information provided to it by WRL Management or the Fund reasonably believed by it to be accurate and reliable. Except as may otherwise be provided by the 1940 Act, neither Pilgrim Baxter nor its officers, directors, employees or agents shall be subject to any liability to the Portfolio or any shareholders of the Portfolio or to WRL Management for any error of judgment, mistake of law or any loss arising out of any investment or other act or omission in the course of, connected with or arising out of any service to be rendered hereunder, except by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties under this Agreement.

         6. COMPLIANCE WITH LAWS. Pilgrim Baxter represents that it is, and will continue to be throughout the term of this Agreement, an investment adviser registered under all applicable federal and state laws. In all matters relating to the performance of this Agreement, Pilgrim Baxter will act in conformity with the Fund's Articles of Incorporation, Bylaws, and current prospectus and with the instructions and direction of WRL Management and Fund's Directors, and will conform to and comply with the 1940 Act and all other applicable federal or state laws and regulations.

         7. TERMINATION. This Agreement shall terminate automatically with respect to the Portfolio upon the termination of the Advisory Agreement with respect to such Portfolio. This Agreement may be terminated at any time with respect to the Portfolio, without penalty, by WRL Management or by the Fund's Board by giving 60 days' written notice of such termination to Pilgrim Baxter at its principal place of business, provided that, if terminated by the Fund, such termination is approved by the Board of Directors of the Fund or by vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of the Portfolio, or per the terms of the exemptive order - Release No. 23379 - under section 6(c) of the Act from section 15(a) and rule 18f-2 under the Act. This Agreement may be terminated at any time by Pilgrim Baxter by giving 60 days' written notice of such termination to the Fund's Board and WRL Management at their respective principal places of business.

         8. ASSIGNMENT. This Agreement shall terminate automatically in the event of any assignment (as that term is defined in Section 2(a)(4) of the 1940
Act) of this Agreement.

         9. TERM. This Agreement shall continue in effect, unless sooner terminated in accordance with its terms, for an initial term ending April 30, 2001, and shall continue in effect from year to year thereafter so long as such continuance is specifically approved at least annually by the vote of a majority of the Directors of WRL who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of the terms of such renewal, and by either the Directors of the Fund or the affirmative vote of a majority of the outstanding voting securities of the Portfolio (as that phrase is defined in Section 2(a)(42) of the 1940 Act).

         10. AMENDMENTS. This Agreement may be amended with respect to the Portfolio only with the approval by the affirmative vote of a majority of the outstanding voting securities (as that phrase is defined in Section 2(a)(42) of the 1940 Act) of such Portfolio and the approval by the vote of a majority of the Directors of the Fund who are not parties hereto or interested persons (as that term is defined in Section 2(a)(19) of the 1940 Act) of any such party, cast in person at a meeting called for the purpose of voting on the approval of such amendment, unless otherwise permitted by the 1940 Act.

         11. PRIOR AGREEMENTS. This agreement supersedes all prior agreements between the parties relating to the subject matter hereof, and all such prior agreements are deemed terminated upon the effectiveness of this agreement.


         12. MISCELLANEOUS

              (a) Pilgrim Baxter shall not be required to pay any expenses of the Portfolio. In particular, but without limiting the generality of the foregoing, Pilgrim Baxter shall not be responsible for the following expenses of the Portfolio: organization and certain offering expenses of the Portfolio, legal expenses; auditing and accounting expenses; interest expenses; telephone, telex, facsimile, postage and other communications expenses; taxes and governmental fees; fees, dues and expenses incurred by or with respect to the Portfolio in connection with membership in investment company trade organization; costs of insurance relating to fidelity coverage for the Fund's officers and employees; fees and expenses of the Fund's custodian, any subcustodian, transfer agent registrar, or dividend disbursing agent; maintaining the Fund's financial books and records and calculating the daily net asset value; other payments for portfolio pricing or valuation services to pricing agents, accountants, bankers and other specialists, if any; expenses of preparing share certificates; other expenses in connection with the issuance, offering, distribution, sale or redemption of securities issued by the Portfolio; expenses relating to investor and public relations; expenses of registering and qualifying shares of the Portfolio for sale; freight, insurance and other charges in connection with the shipment of the Portfolio's portfolio securities; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other assets of the Portfolio, or of entering into other transactions or engaging in any investment practices with respect to the Portfolio; expenses of printing and distributing prospectuses, Statements of Additional Information, reports, notices and dividends to stockholders; costs of stationery; any litigation expenses; and costs of stockholders' meetings; costs relating to meetings of the Board of Directors of the Fund except for travel expenses for representatives of Pilgrim Baxter to the extent that such expenses relate to attendance at meetings of the Board of Directors of the Fund with respect to matters concerning the Portfolio, or any committees thereof or advisers thereto.

              (b) It is understood that the services of Pilgrim Baxter are not exclusive, and that nothing in this Agreement shall prevent Pilgrim Baxter from providing similar services to other investment companies or to other series of investment companies, or from engaging in other activities, provided such other services and activities do not, during the term of the Agreement, interfere in a material manner with Pilgrim Baxter's ability to meet its obligations to the Portfolio hereunder. When Pilgrim Baxter recommends the purchase or sale of the same security for the Portfolio, it is understood that in light of its fiduciary duty to the Portfolio, such transactions will be executed on a basis that is fair and equitable to the Portfolio. In connection with purchases or sales of portfolio securities for the account of the Portfolio, neither Pilgrim Baxter nor any of its directors, officers or employees shall act as principal or agent or receive any commission, provided that portfolio transactions for the Portfolio may be executed through firms affiliated with Pilgrim Baxter in accordance with applicable legal requirements, and procedures adopted by the Directors of the Fund.

              (c) During the term of this Agreement, WRL Management agrees to furnish Pilgrim Baxter, at is principal office, all prospectuses, proxy statements, reports to shareholders, sales literature or other materials prepared for distribution to shareholders of the Portfolio, the Fund or the public that refer to Pilgrim Baxter or its clients in any way.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first above written.

ATTEST:                                   THE PILGRIM BAXTER & ASSOCIATES, LTD.


/s/ JOHN W. ZERR                          By: /s/ GCP
----------------                              ---------------------
Secretary                                 Title:



ATTEST:                                   WRL MANAGEMENT, INC.



 /s/ GAYLE A. MORDEN                       By: /s/ JOHN R. KENNEY
 -------------------                           --------------------
Assistant Secretary                            John R. Kenney
                                               Chairman, Director & President

Sub-Advisory Agreement

                                   SCHEDULE A

------------------------------------------ --------------------------------------- --------------------------
                  FUND                      ANNUAL PERCENTAGE OF MONTHLY AVERAGE       TERMINATION DATE
                                                      DAILY NET ASSETS
------------------------------------------ --------------------------------------- --------------------------
    WRL PILGRIM BAXTER MID CAP GROWTH        0.50% of the first $100 million of         April 30, 2001
                                             the Portfolio's average daily net
                                             assets; 0.40% of assets in excess of
                                             $100 million (from first dollar)*
------------------------------------------ --------------------------------------- --------------------------

*The fees payable for this portfolio will be based upon the average daily net assets, on a combined basis, for both the WRL Pilgrim Baxter Mid Cap Growth portfolio and the IDEX Pilgrim Baxter Mid Cap Growth fund.